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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):


                      APPLIED RESEARCH CORPORATION
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          (Exact name of registrant as specified in its charter)


       COLORADO                  01-10076                   86-0585693
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    (State or other      (Commission file number)           (Employer
     incorporation)                                     Identification No.)


           8201 Corporate Drive, Suite 1120, Landover, MD  20785
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           (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code: (301) 459-8442
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         (Former name or former address, if changed since last report)

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ITEM 3:  BANKRUPTCY OR RECEIVERSHIP.

         On April 2, 1996, Applied Research of Maryland, Inc., a Maryland corporation ("ARM"), and a wholly-owned subsidiary of Applied Research Corporation, a Colorado corporation (the "Parent Corporation" or "Registrant"), filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, District of Maryland (the "Court"), Case Number 96-12425. At the time of filing, on a consolidated basis, ARM's assets represented substantially all of the Registrant's assets, and ARM's revenues represented nearly ninety-four percent (94%) of the Registrant's total revenues. ARM will continue to operate as debtor in possession with existing management subject to the supervision and orders of the Court.


                                    -2-


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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APPLIED RESEARCH CORPORATION

Dated:        4/17/96                  By: /s/ Dr. S.P.S. Anand
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                                           Dr. S.P.S. Anand, President